Cingulate Inc.

Developing Next-Generation Therapeutics to Address Unmet Needs in Billion Dollar Markets

4Q 2023



CING-US-127-0724

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include all statements, other than statements of historical fact, regarding our current views and assumptions with respect to future events regarding our business, including statements with respect to our plans, assumptions, expectations, beliefs and objectives with respect to product development, clinical studies, clinical and regulatory timelines, market opportunity, competitive position, business strategies, potential growth opportunities and other statements that are predictive in nature.

These statements are generally identified by the use of such words as "may," "could," "should," "would," "believe," "anticipate," "forecast," "estimate," "expect," "intend," "plan," "continue," "outlook," "will," "potential" and similar statements of a future or forward-looking nature. Readers are cautioned that any forward-looking information provided by us or on our behalf is not a guarantee of future performance. Actual results may differ materially from those contained in these forward-looking statements as a result of various factors disclosed in our filings with the Securities and Exchange Commission (SEC), including the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2022. All forward-looking statements speak only as of the date on which they are made, and we undertake no duty to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

CINGULATE®

Efficacy

Boosters

Cost (s)

Current Medication Options Do Not Deliver Acceptable Outcomes for Patients, Providers, and Payors

Tolerability

Compliance

Onset / Duration

Abuse / Diversion

CINGULATE®

Efficacy

Boosters

Cost (s)

Cingulate's PTR™ Platform could Solve these issues affecting Millions of Patients

Tolerability

Compliance

Onset / Duration

Abuse / Diversion

Why Cingulate (Nasdaq: CING)

Completed & Near-Term Catalysts (CTx-1301)

- Commercialization Strategy & Execution in Place
- Impressive Phase 3 Adult Effect Size
- Phase 3 Pediatric & Adolescent Trials Underway
  - On Target Completion and Data in 1H'24
- Planned NDA Submission in 2H'24 (on target)

Multiple Long-Term Revenue Streams

- PTR™ Platform: CING Assets & Out license Value
- ADHD Market $20+ Bn in US
- Anxiety Market $5+ Bn in US
- Ex-US License Opportunities
- IP & Exclusivity: First LOE in 2035

Experienced Leadership Team

- Proven C-Suite and Management team possessing big and small pharma expertise
- Seasoned Board of Directors – Pharma, Securities, PubCo, Finance, M&A, PRMA
- Indegene Commercial Partnership provides instant launch and scalable commercial readiness

Multiple Near-Term Milestones Expected and Achieved

	1H 2023	3Q 2023	4Q 23 / 1H 24
ADHD CTx-1301 CTx-1302	➢ ✓ CTx-1301 Phase 1 Food Effect Clinical Data ➢ ✓ CTx-1301 Adult Onset / Duration Efficacy Trial	➢ ✓ Adult Onset / Efficacy Trial Data ➢ ✓ Initiate Both Phase 3 Trials in Children and Adolescents ➢ ✓ FDA CMC Meeting	➢ Child / Adolescent CTx-1301 Pivotal Phase 3 Trial Completion & Data ➢ Child Onset/Duration Trial Completion & Data ➢ Prepare CTx-1302 IND
Anxiety CTx-2103	➢ ✓ CTx-2103 Formulation Study Report	➢ ✓ Formulation Study Presentation	➢ Prepare & File CTx-2103 IND ➢ FDA Pre-IND Meeting

PTR™ Platform	➢ ✓ Expand Manufacturing Operations	➢ Pursue out license opportunity for PTR™ Platform
		  ➢ Potential Milestone Payments
		  ➢ Potential Royalty Payments
		➢ Potential licensing of CTx-1301, CTx-1302, CTx-2103 outside of the United States
		➢ Expand CING – BDD Partnership
		➢ Expand BD&L Activities w/ PTR™	

Next-Generation Medications in Billion-Dollar Markets

Precision Timed Release™ (PTR™) Platform Unlocks the Possibility for 'True' Once-daily, Multi-dose Tablets


Immediate Release
Third Release
Second Release
Erosion Barrier Layers
Film Coat


1ST RELEASE
3RD RELEASE
2ND RELEASE
FILM COAT

See the PTR™ Platform in Action @ Cingulate.com

*Symphony Data. 12-months rolling through Jun 2022

PTR Facilitates a Potential Pipeline Addressing Multiple Indications

Identified Targets for PTR™ Platform Pipeline

In Development
- ADHD (CTx-1301, 1302)
- Anxiety (CTx-2103)

Near-Term Targets Identified
- Insomnia
- Depression
- Bipolar Disorder
- Parkinson's Disease
- Cardiovascular Disorders
- Xerostomia (dry mouth)

Future Therapeutic Areas
- Migraine
- Hypothyroidism
- Oral Oncology Medicines
- Psychosis
- Alzheimer's Disease
- Pain (Non-Opioid)

CINGULATE®

The Cingulate Solution for ADHD Patients & Providers

MASTERY®

CTx-1301

ACCOMPLISH®

CTx-1302

CING-US-127-0724

Targeting Treatment of ADHD - $20+Bn US Market Opportunity

Frequently diagnosed, chronic pattern interfering with functioning / development

17 Million US ADHD Patients
11M Adults & 6M Children/Adolescents

Stimulants 90% of Prescriptions

80 Million Prescriptions per Year[1]

Methylphenidates
- Ritalin® / LA
- Concerta®
- Focalin® / XR
- CTx-1301 (d-MPH)

Amphetamines
- Vyvanse®
- Adderall® / XR
- Dexedrine®
- CTx-1302 (d-AMP)

Non-Stimulants: 10%
- Atomoxetine
- Guanfacine
- Clonidine
- Quelbree®

[1]Symphony Data. 12-months rolling through Sept 2022

Societal Impact of ADHD

- Estimated annual incremental costs of $143 to $266 billion in the United States
- Earn ~ 30% less and 10% less likely to be employed
- >40% higher rate of car accidents
- 2x greater divorce rate
- 2x greater incidence of accidental death
- 2x higher incarceration rate

References: https://www.cdc.gov/ncbddd/adhd/data.html
Doshi et al. J Am Acad Child Adolesc Psychiatr. 2012;51(10):990-1002.

ADHD Market Currently Dominated by 4 Stimulant Products

Major Unmet Medical Needs Persist

ADHD BRANDS	APPROVED	ATTRIBUTES[1]		UNMET NEEDS[1]			
		Onset	Duration (less onset)	Fast Onset of Action ≤ 30 min	Entire Active-Day Efficacy*	Minimize Crash/Rebound	Avoid Booster[1]
Vyvanse®	2007	2 hours	12 hours	✗	✗	Data Not Available	✗
Adderall® XR	2001	1 ½ hours	10 ½ hours	✗	✗	Data Not Available	✗
Concerta®	2000	2 hours	10 hours	✗	✗	Data Not Available	✗
Focalin® XR	2005	30 mins	11½ hours	✓	✗	Data Not Available	✗

60% use short-acting 'booster' dose ***every day!***[2]

* Entire-active day efficacy defined as less than or equal to a 30 min onset of action with 14-16 hours of duration vs. placebo

[1] Information based upon product Package Inserts, and Summary Basis of Approvals for the approved products in chart and Ann C. Childress, Nathalie Beltran, Carl Supnet & Margaret D. Weiss (2021) Reviewing the role of emerging therapies in the ADHD armamentarium, Expert Opinion on Emerging Drugs, 26:1, 1-16.
[2] Outside the Box: Rethinking ADD/ADHD in Children and Adults A Practical Guide; First Edition, p. 185 Thomas E. Brown, PhD

What Has CTx-1301 Clinical Data Shown Us?

Impressive Effect Size in the Treatment of ADHD

- Ideal product profile with 3 precisely timed, ratioed, and styled releases of medication

- Phase 3 adult study
  - Psych Congress finalist at poster award reception
  - *Effect size 2, 3, 5 x greater** than available ADHD treatments (**real-world impact**)
  - Efficacy starting at 30 minutes and providing Entire Active-Day Duration (14-16 hrs)

- Improved side effect profile
  - Phase 3 adult study: 1 Side effect (n=11) on CTx-1301, 3 side effects (n=10) on Placebo
  - Head-to-head vs Focalin XR: *28.6% reduction* in treatment emergent adverse events
  - All 6 trials completed consistently demonstrated this tolerability

* Effect Size data from published clinical trial results, calculations, and data on file Cingulate Inc. including PERMP, AISRS, ADHD-RS, WREMB-R scales.

Why is Effect Size Important?

- Conveys Clinical Significance versus Statistical Significance
- Not Reliant on Sample Size
- Allows for Comparison Across Trials
  - p-value is not translational

McGough JJ, Faraone SV. Estimating the size of treatment effects: moving beyond p values. Psychiatry (Edgmont). 2009 Oct;6(10):21-9. PMID: 20011465; PMCID: PMC2791668.

One Product Designed to Overcome All Unmet Needs

Entire Active-Day Efficacy, Stop the Crash & Rebound, Eliminate the Booster Dose


7am
Noon
3pm
1
2
3
CTx-1301 6.25-mg
Focalin XR 5-mg
Extended Efficacy


7am
Noon
3pm
1
2
3
CTx-1301 50-mg
Focalin XR 40-mg
Extended Efficacy

Subject ID: 01-510

CINGULATE	TARGET ATTRIBUTES		UNMET NEEDS			
	Onset	Duration	Fast Acting (≤ 30 min)	Entire Active-Day Efficacy	Avoid Crash/Rebound	Avoid Booster
CTx-1301 (d-MPH)	30 mins	Up to 16 hours	✓	✓	✓	✓
CTx-1302 (d-AMP)	30 mins	Up to 16 hours	✓	✓	✓	✓

6.25-mg 12.5-mg 18.75-mg 25-mg 31.25-mg 37.5-mg 43.75-mg 50-mg

PERMP CTx-1301 & Placebo Adult Laboratory Classroom

Data on file, Cingulate Inc. 1301-022 NCT 05631626



CTx-1301 (N=11)
Placebo (N=10)
Change from Baseline
0
5
10
15
20
25
30
35
40
14.4
7.2
19.2
10.2
18.6
7.2
26.8 *
11.1
24.7 *
7.9
21.4
14.1
27.8
18.7
32.4
19.6
35.3
16.7
28.8
18.3
30 MINUTES
1 HOUR
3 HOURS
6 HOURS
9 HOURS
12 HOURS
13 HOURS
14 HOURS
15 HOURS
16 HOURS

p-value (30 min- 16 hour): 0.089   * p<0.05

PERMP Effect Size over 16 hours



A Meta-Analysis conducted by Faraone and Glatt (Clin Psych 71:6 June 2010)[1] using 11 published studies with long-acting stimulants in adults demonstrated the **Average Effect Size to be 0.73** (approximate range 0.5 to 0.9).[1]
CTx-1301 Average Effect Size: 1.79
PERMP EFFECT SIZE
3.00
2.50
2.00
1.50
1.00
Average Effect Size
0.50
0.00
1.41
1.76
1.58
2.60*
2.20*
0.88
0.97
1.24
1.77
0.98
30 MINUTES
1 HOUR
3 HOURS
6 HOURS
9 HOURS
12 HOURS
13 HOURS
14 HOURS
15 HOURS
16 HOURS
RANGE

CING-US-127-0724

p-value (30 min- 16 hour): 0.089 * $p<0.05$

Data on file. 1301-022 NCT05631626, [1] Faraone et al. J Clin Psych 2010:71(6) 754-763.

AISRS: CTx-1301 Delivered Ongoing Reduction in ADHD Severity


37.0
32.0
27.0
22.0
17.0
12.0
AISRS SCORE DIFFERENCE
PLACEBO (N=10)
CTX-1301 (N=11)
30.7
16.4
18.2
Mean Difference:
-13.1
p<0.001
Dose Optimization Phase
(All Patients Treated with CTx-1301)
Randomized, Placebo-Controlled Phase

AISRS: Adult ADHD Investigator Symptom Rating Scale DOP: Dose Optimization Phase RPCP: Randomized, Placebo-controlled Phase

Adult ADHD Investigator Symptom Rating Scale

CTx-1301 AISRS Effect Size (Cohen's d)

All subjects treated with CTx-1301

	Mean Starting Baseline	Mean Baseline Visit 7 (pre-dose)	Mean Visit 8	LS Mean CFB (Visit 7 to Visit 8)	p-value	Effect Size (*Cohen's d*)
CTx-1301-022	32.7 (5.06)	16.4 (4.86)	18.2 (7.59)	1.9 ±1.66	**<0.001**	**5.45**
Placebo	31.9 (3.45)	15.6 (3.17)	30.7 (4.37)	15.0 ±1.74	--	--

CFB: Change From Baseline; LS: Least Squares, Standard Deviation: (SD), ±: Standard Error

Effect Size Inattentive: 5.03, p-value <0.001

Effect Size Hyperactive-Impulsive: 3.14, p-value 0.006

Cohen's d	Percentiles*
0.0	50
0.2	54
0.5	69
0.8	79
1.0	84
2.0	98
3.0	99.9

*Percentage of active medication subjects who would have a score above the average subject in the experimental group

ADHD Effect Size Comparison*

ADHD Products & Candidate	Peak Effect Size** (*Cohen's d*)	p-value	Percentiles (*Cohen's d*)
CTx-1301***	5.45 @ 1 week	<0.001	99.9%+
Concerta ®	0.42 @ 6 weeks	<0.001	~69%
Vyvanse ®	0.94 @ 10 weeks	<0.001	~84%
Azstarys ®	0.49 @ 4 weeks	0.003	~69%
Adderall® XR	0.80 @ 4 weeks	<0.001	79%
Mydayis® XR	1.11 @ 4 weeks	<0.001	~85%
Strattera®	0.48 @ 6 months	≤0.012	~69%
Qelbree ®	0.28; 0.312 @ 6 Weeks	0.004; N/A	~54%

* Data from published clinical trial results, calculations, and data on file Cingulate Inc. ** AISRS, ADHD-RS, WREMB-R scales. *** CTx-1301 is currently in Phase 3 of clinical development and not an approved product.

CTx-1301 Demonstrated Significantly Lower Adverse Events

28.6% reduction in TEAE's related to CTx-1301 versus Focalin XR (14.3% difference)

	Focalin XR 5 mg (n=41)	CTx-1301 6.25 mg (n=39)	Focalin XR 40 mg (n=43)	CTx-1301 50 mg (n=42)	All CTx-1301 (n=42)	All Focalin XR (n=44)
Patients with at least one						
Treatment Emergent Adverse Events	7 (17.1%)	4 (10.3%)	22 (51.2%)	14 (33.3%)	17 (40.5%)	25 (56.8%)
Mild	7 (17.1%)	4 (10.3%)	20 (46.5%)	14 (33%)	17 (40.5%)	23 (52.3%)
Moderate	0	0	2 (4.7%)	0	0	2 (4.5%)
Severe	0	0	0	0	0	0
TEAE Related to Study Drug	**5 (12.2%)**	**3 (7.7%)**	**20 (46.5%)**	**13 (31.0%)**	**15 (35.7%)**	**22 (50.0%)**
AE Leading to Study or Drug Withdrawal	1 (2.4%)	0	1 (2.3%)	0	0	2 (4.5%)

There were no serious adverse events.

Source: CSR CTx-1301-001 Listing 16.2.7.1

The ADHD Medication Providing Daily Durability

Precision Timed Release™ (PTR™) Platform Unlocks the Possibility for 'True' Once-daily, Multi-dose Tablets

$20+ Billion*

US ADHD Market
Dominated by Stimulants



Entire Active-Day Duration
Fast Onset of Action
Eliminate Rebound/Crash
8 Dosage Strengths at Launch to Optimize Treatment
Eliminate Need for 'Booster/Recovery' Meds
Avoid 'Wear-off' Effects
Reduced Abuse and Diversion
Improved Tolerability

*Symphony Data. 12-months rolling through Sept 2022

CINGULATE™

Cingulate.com

MASTERY® CTx-1301 Clinical and Regulatory Timeline


2022
2023
2024
2025
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
CLINICAL
PHASE I
Food Effect Study
n=26
PHASE 3
Adult Dose-Optimization Efficacy and Safety Study to Evaluate Onset and Duration
n~20
PHASE 3
Pediatric / Adolescent Fixed-Dose, Placebo-Controlled Study
n~325
PHASE 3
Pediatric / Adolescent Dose-Optimization Trial to Evaluate Onset and Duration
n~80
Exploratory Endpoints
PHASE 4
Clinical Program
REGULATORY
FDA CMC Meeting
NDA Preparation and Filing
Potential NDA Approval 2H 2025

Target dates; actual timeline may vary

The Cingulate Solution for Anxiety Patients & Providers

CING-US-127-0724

CTx-2103 – Buspirone HCl for the Treatment of Anxiety

Next-Generation Buspirone designed to Improve Patient Outcomes

Three Times a Day ***versus*** ***Once a Day***

Single Dose Buspirone 10 mg- Immediate Release


Cmax. 1.74 hrs
Tmax. 0.71 hrs
AUC24 3.26 ng-hr/ml
ng/ml
hours
1.80
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0
5
10
15
20
25
30

Treatment D: A single tablet releasing 10 mg buspirone HCL (commercially available) immediately


Buspirone Concentration ng/mL
Time post-dose (hours)
Stomach
Small Intestine
Colon
Onset of Radiolabel Release
0 1 2 3 4 5
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24

CINGULATE®

Commercialization Strategy

Best in Class Market Preparation and Execution

CINGULATE® indegene®

Traditional Pharmaceutical Commercialization Is Increasingly Challenged

1 in 5

products reach peak U.S. sales of $1B[1]

62%

of products launched in the last 15 years have underperformed pre-launch forecasts[1]

50%

of products fail to reach peak U.S. sales of $250M[1]

Furthermore, a recent McKinsey study[2] indicated that…

50%

of Providers never plan to see a sales rep again

50%

will see a sales rep once or twice a year, three times at most

[1] Data on File. Indegene Inc. 2021-2022.
[2] McKinsey & Company, The future of HCP engagement. Supporting information from U.S. HCP research. October 2021.

Cingulate & Indegene Integrated GTM Solution

Customer focused, integrated solutions model allows for more effective commercialization and higher revenue generation than traditional commercial options


Payer
KAMs
Patient Services
PRMA
Marketing & Sales
Tech, Analytics & AI
Program Management
Regulatory Affairs
Consume
HCP
Safety & PV
Strategy & Consulting
Reps
Med Affairs

*Consumer defined as Patient, Caregiver, Advocates

Value Maximizing Commercial Model

Leverage AI and ML to build a commercial model based on the best mix to drive revenue

Traditional Model

- Hundreds of reps target inaccessible HCPs (60-75%)
- Expensive, inefficient and ineffective
- Reps and individual channels are not integrated

Cingulate & Indegene Model

- Proprietary AI & ML identify best mix of channels with highest probability of driving return
- **Positioned to maximize** revenue and ROI
- Sales reps and AI **drive** traditional and nontraditional channels with integration
- Market Access (PRMA) Strategy
- Optimize capital with scalability

Why Cingulate (Nasdaq: CING)

- Near and Long-Term Future Revenue Streams
- CING is Building Multiple Assets that *Solve Real Problems*
- Commercialization is Built and Ready for Scale

CINGULATE®

Thank You

